EXHIBIT 32


                           SECTION 1350 CERTIFICATION


         In connection with the quarterly report of NVCN Corporation. ("Company") on Form 10-QSB for the quarter ended November 30, 2007 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to his knowledge:

               1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 19, 2008            By: /s/ Gary Borglund
                                      ------------------------------------------
                                      Gary Borglund, Principal Executive Officer
                                      and Principal Financial Officer